Accounts Receivable, Net (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2018	Apr. 26, 2019	Dec. 31, 2017
Accounts Receivable, Net (Textual)
Unbilled accounts receivable	$ 10,929,884		$ 8,533,199
Total accounts receivable	$ 15,479,437		$ 13,071,065
Unbilled accounts receivables, Description	The unbilled accounts receivables as of December 31, 2018 are expected to be billed within one year and collected over one year. The billed accounts receivable are expected to be collected within one year.
Scenarios, Forecast [Member]
Accounts Receivable, Net (Textual)
Total accounts receivable		$ 2,400,000
Percentage of accounts receivable		15.40%
Percentage of billed accounts receivable		28.90%
Percentage of unbilled accounts receivable		8.00%